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                                                                    Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 15, 2001, in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Protarga, Inc. dated December 11, 2001.


                                                      /s/ Ernst & Young LLP


MetroPark, New Jersey
December 11, 2001